EX-32.2

                                CERTIFICATION OF
                          PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of WI-TRON, INC. (the "Company") for the quarter ended March 31, 2006, I, Jessica Lee, Chief Financial Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jessica Lee                                                     May 19, 2006
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Jessica Lee,
Chief Financial Officer